SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 6, 2006


                               PSB Holdings, Inc.
             (Exact name of registrant as specified in its charter)


                  Federal                 000-50970                42-1597948
---------------------------         ------------------------  ------------------
      (State or other              (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)



     40 Main Street, Putnam, Connecticut           06260
----------------------------------------       ---------------
(Address of principal executive offices)          (Zip Code)


                                 (860) 382-6501
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))




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Item 1.01         Entry Into a Material Definitive Agreement

     On July 6, 2006, Putnam Savings Bank (the "Bank"), the principal operating subsidiary of PSB Holdings, Inc. (the "Company"), entered into a Separation Agreement and General Release (the "Agreement") with its former President, Mr. Robert G. Cocks, Jr.

     The Agreement provides that Mr. Cocks will receive from the Bank as severance pay the sum of $77,963 (reduced for appropriate taxes and deductions), payable in thirteen bi-weekly installments. The Agreement also provides for the continuation for six months of Mr. Cocks' health insurance benefits, provided that this obligation will cease if Mr. Cocks becomes eligible for health insurance benefits through another employer. Finally, the Agreement provides for a mutual release by the Bank and Mr. Cocks from claims against the other, as well as Mr. Cocks' agreement not to compete with the Bank or solicit employees or customers of the Bank for six months.

     Mr. Cocks' separation from the Company and the Bank was previously announced by the Company in a Form 8-K filed on June 8, 2006.

     The Agreement is attached as Exhibit 10.1 and incorporated herein by reference.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     In conjunction with the execution of the Agreement (described in Item 1.01 of this Form 8-K), Mr. Cocks resigned from the Boards of Directors of the Company and of the Company's affiliates, including the Bank and Putnam Bancorp, MHC, the Company's majority stockholder, effective immediately.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits: Exhibit 10.1: Separation Agreement and General Release








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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       PSB HOLDINGS, INC.

Dated: July 11, 2006                    By: /s/ Thomas A. Borner
                                           ------------------------------------
                                           Thomas A. Borner
                                           Chairman and Chief Executive Officer